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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-55634 of Atrix Laboratories, Inc. on Form S-3 of our report dated February 28, 2001, appearing in the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Denver, Colorado

June 5, 2001